                        SEMIANNUAL REPORT / APRIL 30 2001

                              AIM ASIAN GROWTH FUND


                                 [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                           TWO FISH BY JOHN S. BUNKER

                 THE POWER AND TURBULENCE DEPICTED IN THIS BOLD

                WATERCOLOR VIVIDLY EXPRESS THE FORCES OF CHANGE

              SHAPING THE ASIAN REGION. ASIA'S CITIES AND NATIONS

              FACE BOTH CHALLENGE AND OPPORTUNITY AS THEY DEVELOP

                       THEIR ROLES IN THE GLOBAL ECONOMY.

                     -------------------------------------

AIM Asian Growth Fund is for shareholders who seek long-term growth of capital. The fund invests in a diversified portfolio of companies located in Asia, except Japanese companies, with strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT  THIS REPORT:

o AIM Asian Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o Had the adviser not waived fees during the reporting period, returns would have been lower.
o The fund's average annual total returns as of the close of the reporting period (including sales charges) are as follows. Class A shares, one year, -32.22%; inception (11/3/97), -0.91%. Class B shares, one year, -32.31%;
    inception (11/3/97), -0.91%. Class C shares, one year, -29.42%; inception (11/3/97), -0.04%. In addition, industry rules require us to provide average annual total returns (including sales charges) as of 3/31/01, the most recent calendar quarter-end, which were: Class A shares, one year, -43.02%; inception (11/3/97), -2.66%. Class B shares, one year, -43.13%; inception (11/3/97), -2.66%. Class C shares, one year, -40.66%; inception (11/3/97),
    -1.79%.
o Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
o Investing in emerging markets may involve greater risk and potential reward than investing in more established markets.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns is attributable to its investment in IPOs, which had a magnified impact when the fund's asset base was relatively small. There is no guarantee that with a larger asset base, the fund will continue to experience substantially similar performance by investing in IPOs.
o Investing in a single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o Investing in small and mid-sized companies may involve risks not associated with more established companies. Also, small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country (AC) Asia Pacific Free ex-Japan Index is a group of developed and emerging Asian and Asia-Pacific markets (except Japan) tracked by Morgan Stanley Capital International. A "free" index excludes stocks that non-local investors cannot buy.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                              AIM ASIAN GROWTH FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    The six months ended April 30, 2001, the period covered by
[PHOTO OF           this report, were among the most difficult we have seen in
ROBERT H.           equity markets in years. Major indexes, both foreign and
GRAHAM]             domestic, posted negative returns, with the technology
                    sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                        What's the lesson? Well, just as the dot-com disaster
                    taught us that fundamentals such as earnings really do matter after all, I think this bear market has taught us that old-time investing basics such as diversification still matter too.
                        During the long bull market, which ran from 1982 until
                    last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500 has seen a 20% decline--often used as the definition of a bear market--about every four and one-half to five years.
    Similarly, different asset classes go in and out of favor. Some years growth stocks are the best place to be; other years, value stocks. No one has devised a reliable technique for timing these changes of sentiment. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

HOW TO DIVERSIFY
One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Generally speaking, when the stock market is up, the bond market is down and vice versa, while short-term money market investments provide steady return. Holding all three asset classes can help cushion your portfolio against big swings in any one category.
    Within an asset class, it is worth diversifying further. It is helpful, for example, to invest in different types of equities: growth and value stocks, domestic and foreign, large-company and small. Fixed-income assets can be diversified the same way with funds invested across various quality sectors, from super-safe U.S. Treasuries to riskier high-yield bonds. Your financial advisor can help you build a diversified portfolio by selecting a variety of funds.
    Diversifying also means regularly evaluating your assets and realigning the mix when necessary. The right asset mix depends on your financial situation, your age and your goals. Visit with your financial advisor at least once a year to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENTS
Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, please contact us at any time through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman


                              AIM ASIAN GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



GLOBAL ECONOMIC SLOWDOWN HAMPERS ASIAN STOCK PERFORMANCE

HOW DID AIM ASIAN GROWTH FUND PERFORM DURING THE REPORTING PERIOD?
While markets around the world continued to struggle throughout much of the reporting period, some Asian markets fared better than their U.S. and European counterparts. For the six-month period ended April 30, 2001, AIM Asian Growth Fund's Class A shares returned -4.73%, Class B shares -5.02% and Class C shares -4.92%. These returns are at net asset value or without a sales charge. While the continued global tech sell-off took its toll on the fund, it outperformed its benchmark, the MSCI AC Asia Pacific Free ex-Japan Index, which returned -5.87% for the same period.

WHAT WERE CONDITIONS LIKE IN ASIAN  MARKETS?
Asia remains an export-driven region highly correlated with U.S. and European growth. As technology and telecommunications stocks account for one-third of Asia's stock market--the percentage of market cap in Asia represented by technology companies has risen steadily over the last several years--Asian markets often follow the performance of the U.S. tech sector. That means that when the U.S. markets are weak or the tech sector in the United States is being punished, Asia can hardly escape the downdraft.
    In the fourth quarter of last year, Asian markets started feeling the effects of a U.S. economic slowdown, subsequently causing Asian exports to slow. Also, the global high-tech sell-off and sluggish PC demand put pressure on semiconductor chip prices, which slowed the region's capital inflows.

                     -------------------------------------

                         ALTHOUGH INVESTORS CONTINUE TO

                         BE WARY OF ASIAN INVESTMENTS,

                         THAT SENTIMENT BELIES ECONOMIC

                         GROWTH THAT IS EXPECTED TO BE

                              4% TO 5% THIS YEAR.

                     -------------------------------------

    In the first quarter of 2001, lower profit forecasts and continued fears of an international economic slowdown pulled most world markets lower. In this environment, Asian markets turned in mixed performances. Inspired by Fed rate cuts early in the year and optimism about the possibility of future U.S. growth, Taiwan and Korea turned in strong January performances. (Taiwan's heavy tech weighting and Korea's exposure to technology and cyclicals make these markets highly correlated with those in the United States.) As both Taiwanese and Korean markets had sold off by nearly 50% in 2000, they were poised for good news that might drive a market rebound. Taiwan was able to hold on to its January gains and was one of the few world markets to post positive first-quarter returns. Korea, however, gave most of its gains back by the end of the first quarter. Hong Kong, Singapore, India and Australia, the four other markets that round out the predominance of the portfolio, posted negative first-quarter returns.

WHAT WAS SECTOR PERFORMANCE LIKE  IN ASIA?
With the exception of Taiwan, Asian technology and telecommunication sectors have not performed well. Indian software companies, which we still feel are among the region's best growth stories, were hurt by concerns that their U.S. customers would curtail IT spending this year. However, these companies are now trading at attractive valuations with strong earnings growth. And despite falling interest rates, financials generally sold off as investors feared that the local economies would cool off, weakening credit demand. Mid-market retailers, broadcasters and auto distributors were among the best performers during the first quarter, and many enjoyed upward revisions to their earnings outlooks.

HOW DID YOU MAKE COUNTRY/SECTOR  SELECTIONS?
With mixed performance results across Asia, the fund's bottom-up earnings-momentum stock-picking process attempts to provide the right allocations in the best- and worst-performing countries. We continue to stick to developed Asia and to focus on quality companies. Investments were primarily concentrated in Hong Kong, Singapore, Korea, Taiwan and Australia. We continue to limit our exposure to the Southeast Asian countries of Thailand, Malaysia, the Philippines and Indonesia. These countries do not yet have strong banking systems, and their earnings momentum has not yet translated into strong earnings at the company level.

WHAT COMPANIES DO YOU LIKE?
As Asian companies cannot escape the downdraft in earnings outlook that has gripped most of the world, we have high exposure to companies whose fortunes are tied to regional or country-of-origin growth. These companies generally offer higher certainty of earnings and are less subject to U.S. demand for Asian-produced goods. For example, in China, where we


          See important fund and index disclosures inside front cover.

                              AIM ASIAN GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



PORTFOLIO COMPOSITION
As of 4/30/01, based on total net assets

==================================================================================================================================
TOP 10 EQUITY HOLDINGS                             TOP 10 INDUSTRIES                                   TOP 10 COUNTRIES
----------------------------------------------------------------------------------------------------------------------------------
 1. Dah Sing Financial Group (Hong Kong)  4.45%     1. Electronics (Component Distributors)  7.32%      1. Hong Kong        40.16%

 2. Li & Fung Ltd. (Hong Kong)            4.28      2. Retail (Specialty--Apparel)           6.79       2. Singapore        10.13

 3. Esprit Holdings Ltd. (Hong Kong)      3.67      3. Computers (Software & Services)       6.43       3. Australia         9.35

 4. Denway Motors Ltd. (Hong Kong)        3.25      4. Telecommunications                    6.02       4. India             8.91
                                                       (Cellular/Wireless)
 5. Giordano International Ltd.           3.12                                                          5. Taiwan            7.01
    (Hong Kong)                                     5. Computers (Hardware)                  5.45
                                                                                                        6. South Korea       6.48
 6. Legend Holdings Ltd. (Hong Kong)      3.06      6. Banks (Regional)                      4.45
                                                                                                        7. China             3.13
 7. China Mobile Ltd.                     2.76      7. Distributors (Food & Health)          4.28
    (Hong Kong)                                                                                         8. Philippines       2.73
                                                    8. Beverages (Alcoholic)                 4.19
 8. Hon Hai Precision Industry Co., Ltd.  2.76                                                          9. Thailand          2.31
    (Taiwan)                                        9. Electrical Equipment                  4.03
                                                                                                       10. Indonesia         1.68
 9. Samsung Electronics Co., Ltd.         2.70     10. Banks (Major Regional)                3.72
    (South Korea)

10. Datacraft Asia Ltd. (Singapore)       2.68

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

==================================================================================================================================


                     -------------------------------------

                       WE HAVE HIGH EXPOSURE TO COMPANIES

                      WHOSE FORTUNES ARE TIED TO REGIONAL

                        OR COUNTRY-OF-ORIGIN GROWTH ...

                     -------------------------------------

gain exposure to the market through Hong Kong-listed companies, we like consumer stocks.
    During the reporting period, we introduced some new positions in the portfolio including Travel Sky, China's dominant airline-ticket processing firm, and Convenience Retail Asia, which operates Circle K chains in Hong Kong and China. We purchased Nestle India, a consumer-staples company, and Shinsegei Department Stores in Korea. We also took advantage of the tech-sector sell-off to add positions of network-solutions providers such as Datacraft Asia and Asia Info, whose valuations relative to growth seem compelling. Due to earnings disappointments, we sold or reduced positions across a broad spectrum of sectors, generally for company-specific reasons.

WHAT WERE CONDITIONS LIKE AT THE END OF THE REPORTING PERIOD?
Although investors continue to be wary of Asian investments, that sentiment belies economic growth that is expected to be 4% to 5% this year. And there is no serious threat from inflation, unemployment or rising interest rates.
    Asian companies have generally suffered downgrades to their 2001 earnings outlook, but after having sold off for more than a year, most Asian markets are trading well below average historical valuations. Once the frequency and magnitude of the downgrades abate, Asian companies could look more attractive to investors. We believe that investing--and certainly investing abroad--is all about discipline, and that the fund is well positioned to take advantage of improving marketplace trends and will continue to invest primarily in the region's developed markets.

                                 [COVER IMAGE]

--------------------------------------------------------------------------------
READ THIS REPORT ONLINE!
A new service--electronic delivery of fund reports and prospectuses--is available. You can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" drop-down menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                              AIM ASIAN GROWTH FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information. To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

                              AIM ASIAN GROWTH FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION



A PROSPEROUS RETIREMENT: IT'S UP TO YOU, AND IT CAN BE DONE

Many experts predict that Social Security could go broke sometime between 2020 and 2030 as the number of retirees outpaces the ability of the workforce to pay for their benefits through taxes. Lawmakers are sharply divided on ways to remedy this impending problem.
    Meanwhile, the Social Security Administration is sending Americans a wake-up call. The agency now mails annual contributions and benefit statements to all workers covered by Social Security. You should receive your statement three months before your birthday.
    The most important information in the statement is an estimate of the monthly retirement benefit you will receive at age 62, at full retirement and at age 70. Many people may be shocked to learn how small that amount will be.

RETIREMENT IS EXPENSIVE
Social Security and pensions account for only 43% of the retirement income needed by affluent retirees, according to the Social Security Administration and the U.S. Bureau of Labor Statistics. The other 57% may need to come from personal savings. Financial experts estimate that most people will need about 75% of their current annual income to maintain their lifestyle in retirement.
    If you're depending on Social Security alone, you may have to scale back your lifestyle considerably upon retirement.

WILL YOU HAVE ENOUGH FOR RETIREMENT?
Social Security and pensions account for 43% of the retirement income needed by affluent retirees. The rest must come from personal savings.

                                   [PIE CHART]

================================================================================
SOCIAL SECURITY AND PENSIONS       43%

PERSONAL SAVINGS                   57%

Source: Social Security Administration and U.S. Bureau of Labor Statistics
================================================================================

                                 [COVER IMAGE]

STARTING EARLY MAKES IT EASIER TO SAVE FOR RETIREMENT

================================================================================
                     YEARS TO                                MONTHLY SAVINGS
CURRENT              SAVE UNTIL         RETIREMENT           NEEDED TO
AGE                  RETIREMENT         SAVINGS GOAL         REACH GOAL
--------------------------------------------------------------------------------

25                   40                 $1,000,000              $85
35                   30                 $1,000,000             $284
45                   20                 $1,000,000           $1,001
55                   10                 $1,000,000           $4,305

All figures assume a 12% annual return on investments. This hypothetical example is for illustrative purposes only and is not intended to represent the performance of any particular fund, IRA or investor. Your actual return isn't likely to be consistent from year to year and there is no guarantee that a specific rate of return will be achieved.
================================================================================

WOULD YOU RATHER BE A MILLIONAIRE?
Of course you would. What to do? You could try to become a guest on the hit television quiz show. A more practical way is to save and invest now for a comfortable retirement later. But remember: when planning for retirement, time can be your best friend--or your worst enemy. Time can affect your retirement plans in three ways.

o The longer you wait to begin saving for retirement, the more you'll have to save to accumulate the nest egg you'll need, as the table nearby shows.
o Even modest inflation means that each dollar you save today will be less valuable 20 or 30 or 40 years from now. Over a 25-year period, a 2% annual rate of inflation reduces the value (the "buying power") of $1,000 to just $610.
o As Americans live longer, they need their retirement savings to last longer. More and more Americans each year outlive their savings.

Let's estimate you'll need $1 million to live comfortably in retirement. How much will you need to save each month to reach your goal--if you start early, or if you wait to begin saving?

THE LESSON? START SAVING EARLY
Procrastination can be expensive. The longer you wait to begin your retirement saving plan, the more you'll have to save


                              AIM ASIAN GROWTH FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


each month to build an adequate retirement nest egg. The person who starts saving at 25 may be able to accumulate $1 million by saving just $85 a month. Someone who waits to age 35 before beginning to save for retirement will have to contribute more than three times as much each month to make up for lost time!

START WITH A PRACTICAL INVESTMENT PLAN
A comfortable retirement is within your reach. But you'll need a practical investment plan to get there. So consider the four steps described here and talk them over with your financial advisor. He or she can help you devise a plan and choose investments suited to your unique circumstances.

1. IF YOU HAVE A 401(k) PLAN, CONTRIBUTE TO IT--AND MAKE THE MOST OF EMPLOYER MATCHING. If your employer matches 401(k) contributions, contribute at least enough to maximize the company's contribution. If the company match is 5% of your salary, contribute at least 5% of your pay yourself. From your standpoint, the employer contribution is "free" money.

2. CONTRIBUTE TO AN IRA TOO. Even if you can't deduct an IRA contribution, you can enjoy an IRA's tax-deferred compounding. And don't forget the added advantage of the spousal IRA.

3. DIVERSIFY! Asset diversification helps manage risk because different types of assets behave differently. If you put your retirement assets into mutual funds, consider buying more than one type of fund.

4. IF YOU HAVE TIME, INVEST AGGRESSIVELY. Historically, small-company stocks have provided the highest returns. They can be volatile in the short term, but if you can be patient, consider including aggressive small-company growth funds in your portfolio.

DOLLAR-COST AVERAGING TYPICALLY LOWERS THE COST OF INVESTING
One simple way to save for retirement is to use an installment plan. With a strategy called dollar-cost averaging, you can commit a fixed amount of money to an investment at regular intervals. There are several advantages to this plan:

o Regular investing of equal amounts helps you make the most of market highs and lows. You automatically buy more shares when prices are low and fewer when prices are high.
o Your average cost per share is less than your average price per share. The only time this would not occur is if the share price remained constant.
o This strategy is especially appropriate for long-term investments, such as retirement plans, because the longer you maintain a regular investment pro gram, the more likely you will be to buy shares at a wide variety of prices.
o By systematically investing, you will be less tempted to make decisions on the basis of short-term events and your emotions. Your fortunes as an investor won't depend on your ability to make the right call about future trends.

   Of course, no investment strategy--not even dollar-cost averaging--is guaranteed to result in profits or protect against losses in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, you should consider your ability to continue purchases through periods of low price levels.

WHAT SHOULD YOU DO?
Visit your financial advisor. He or she can help you determine how much money you'll actually need in retirement and how to earn that money through careful investments.

DOLLAR-COST AVERAGING LOWERS COST OF INVESTING

================================================================================
                       AMOUNT                   SHARE                SHARES
MONTH                INVESTED                   PRICE               PURCHASED
--------------------------------------------------------------------------------
JANUARY                 $200                     $24                  8.333
FEBRUARY                $200                     $20                 10.000
MARCH                   $200                     $14                 14.286
APRIL                   $200                     $18                 11.111
MAY                     $200                     $22                  9.091
JUNE                    $200                     $24                  8.333
SIX-MONTH TOTAL       $1,200                    $122                 61.154

Average price per share: $122 divided by 6 equals $20.33; Average cost to you per share: $1,200 divided by 61.154 equals $19.62
================================================================================

                              AIM ASIAN GROWTH FUND

SCHEDULE OF INVESTMENTS
April 30, 2001
(Unaudited)

                                                     MARKET
                                       SHARES         VALUE
STOCKS & OTHER EQUITY INTERESTS-92.88%

AUSTRALIA-9.35%

Brambles Industries Ltd.
  (Air Freight)                          52,656   $  1,339,905
--------------------------------------------------------------
BRL Hardy Ltd.
  (Beverages-Alcoholic)                 534,000      2,505,774
--------------------------------------------------------------
Computershare Ltd.
  (Computers-Software & Services)       354,000      1,274,737
--------------------------------------------------------------
CSL Ltd. (Health Care-Drugs-Generic
  & Other) (Acquired 06/09/00; Cost
  $970,118)(a)                           75,000      1,407,738
--------------------------------------------------------------
ERG Ltd. (Electrical Equipment)       2,475,000      1,893,561
--------------------------------------------------------------
Foster's Brewing Group Ltd.
  (Beverages-Alcoholic)               1,080,000      2,715,710
--------------------------------------------------------------
Securenet Ltd. (Services-Computer
  Systems)(b)                           394,800        503,419
==============================================================
                                                    11,640,844
==============================================================

CHINA-3.13%

AsiaInfo Holdings, Inc.
  (Computers-Software & Services)(b)    164,700      2,058,750
--------------------------------------------------------------
Travelsky Technology Ltd.
  (Services-Data Processing)(b)       2,767,000      1,844,903
==============================================================
                                                     3,903,653
==============================================================

HONG KONG-40.16%

Asia Satellite Telecommunications
  Holdings Ltd.
  (Telecommunications-
  Cellular/Wireless)                  1,130,000      2,571,804
--------------------------------------------------------------
China Mobile Ltd.
  (Telecommunications-
  Cellular/Wireless)(b)                 698,000      3,436,748
--------------------------------------------------------------
CNOOC Ltd.-ADR (Oil &
  Gas-Exploration & Production)(b)      127,200      2,437,152
--------------------------------------------------------------
Convenience Retail Asia Ltd.
  (Retail-Food Chains) (Acquired
  03/16/01-03/28/01; Cost
  $623,201)(a)(b)                     4,000,000        830,876
--------------------------------------------------------------
Dah Sing Financial Group
  (Banks-Regional)                    1,017,600      5,545,326
--------------------------------------------------------------
Denway Motors Ltd.
  (Auto Parts & Equipment)(b)        13,596,000      4,053,174
--------------------------------------------------------------
Esprit Holdings Ltd.
  (Retail-Specialty Apparel)          4,028,000      4,570,817
--------------------------------------------------------------
Giordano International Ltd.
  (Retail-Specialty Apparel)          7,487,000      3,887,979
--------------------------------------------------------------
HKR International Ltd.
  (Land Development)                  1,372,600        549,990
--------------------------------------------------------------
i-CABLE Communications Ltd.
  (Telecommunications-
  Cellular/Wireless)(b)               2,736,000      1,490,960
--------------------------------------------------------------
Johnson Electric Holdings Ltd.
  (Electrical Equipment)              1,666,000      3,129,491
--------------------------------------------------------------
Legend Holdings Ltd.
  (Computers-Hardware)                4,792,000      3,809,514
--------------------------------------------------------------
Li & Fung Ltd.
  (Distributors-Food & Health)        2,816,000      5,325,811
--------------------------------------------------------------
Shangri-La Asia Ltd.
  (Lodging-Hotels)                    2,856,000      2,801,436
--------------------------------------------------------------
SUNeVision Holdings Ltd.
  (Computers-Software &
  Services)(b)                        1,751,787        420,034
--------------------------------------------------------------

                                                     MARKET
                                       SHARES         VALUE
HONG KONG-(CONTINUED)

Television Broadcasts Ltd.
  (Broadcasting-Television, Radio &
  Cable)                                439,000   $  2,217,797
--------------------------------------------------------------
Wing Hang Bank Ltd.
  (Banks-Major Regional)                746,500      2,948,096
==============================================================
                                                    50,027,005
==============================================================

INDIA-8.91%

Dr. Reddy's Laboratories Ltd.
  (Health Care-Drugs-Generic &
  Other)(c)                             100,000      2,394,577
--------------------------------------------------------------
HCL Technologies Ltd.
  (Computers-Software &
  Services)(b)(c)                       132,000      1,062,961
--------------------------------------------------------------
Infosys Technologies Ltd.
  (Computers-Software & Services)(c)     21,000      1,676,951
--------------------------------------------------------------
ITC Ltd. (Tobacco)(c)                    97,000      1,733,822
--------------------------------------------------------------
Nestle India Ltd. (Foods)               231,000      2,712,715
--------------------------------------------------------------
Satyam Computer Services Ltd.
  (Computers-Software & Services)       328,000      1,514,466
==============================================================
                                                    11,095,492
==============================================================

INDONESIA-1.68%

Gulf Indonesia Resources Ltd.
  (Oil-International Integrated)(b)     241,700      2,090,705
==============================================================

NEW ZEALAND-0.99%

Sky Network Television Ltd.
  (Broadcasting-Television, Radio
  & Cable)(b)                           855,000      1,165,844
--------------------------------------------------------------
Sky Network Television Ltd.-ADR
  (Broadcasting-Television, Radio &
  Cable)(b)                               5,400         73,463
==============================================================
                                                     1,239,307
==============================================================

PHILIPPINES-2.73%

Bank of the Philippine Islands
  (Banks-Major Regional)              1,146,387      1,683,895
--------------------------------------------------------------
SM Prime Holdings, Inc.
  (Land Development)                 12,824,900      1,721,631
==============================================================
                                                     3,405,526
==============================================================

SINGAPORE-10.13%

Datacraft Asia Ltd.
  (Communications Equipment)            654,384      3,337,358
--------------------------------------------------------------
DBS Group Holdings Ltd.
  (Banks-Money Center)                  376,137      3,284,228
--------------------------------------------------------------
Keppel Corp. Ltd.
  (Engineering & Construction)          854,000      1,472,576
--------------------------------------------------------------
Keppel Land Ltd. (Land Development)   2,006,000      1,916,771
--------------------------------------------------------------
Sembcorp Logistics Ltd.
  (Services-Commercial & Consumer)      395,000      1,518,397
--------------------------------------------------------------
Singapore Airlines Ltd. (Airlines)      136,000      1,082,922
==============================================================
                                                    12,612,252
==============================================================

                                                     MARKET
                                       SHARES         VALUE
SOUTH KOREA-6.48%

Korea Telecom Corp.
  (Telecommunications-Long Distance)     12,620   $    603,690
--------------------------------------------------------------
Korea Telecom Corp.-ADR
  (Telecommunications-Long Distance)     70,284      1,941,947
--------------------------------------------------------------
Samsung Electronics Co., Ltd.
  (Electronics-Component
  Distributors)                          19,314      3,358,319
--------------------------------------------------------------
Shinsegae Co., Ltd.
  (Retail-Department Stores)             36,000      2,173,121
==============================================================
                                                     8,077,077
==============================================================

TAIWAN-7.01%

Advantech Co., Ltd.
  (Computers-Hardware)                  448,500      1,731,818
--------------------------------------------------------------
Hon Hai Precision Industry Co.,
  Ltd. (Electronics-Component
  Distributors)                         585,000      3,432,806
--------------------------------------------------------------
Macronix International Co., Ltd.
  (Electronics-Component
  Distributors)(b)                    1,511,540      2,320,850
--------------------------------------------------------------
Taiwan Semiconductor Manufacturing
  Co. Ltd.
  (Electronics-Semiconductor)(b)        450,760      1,247,162
==============================================================
                                                     8,732,636
==============================================================

                                                     MARKET
                                       SHARES         VALUE
THAILAND-2.31%

Advanced Info Service Public Co.
  Ltd. (Telephone)                      284,000   $  2,874,217
==============================================================
    Total Stocks & Other Equity
      Interests (Cost $122,919,654)                115,698,714
==============================================================

MONEY MARKET FUNDS-5.45%

STIC Liquid Assets Portfolio(d)       3,394,199      3,394,199
--------------------------------------------------------------
STIC Prime Portfolio(d)               3,394,199      3,394,199
==============================================================
    Total Money Market Funds
      (Cost $6,788,398)                              6,788,398
==============================================================
TOTAL INVESTMENTS-98.33% (Cost
  $129,708,052)                                    122,487,112
==============================================================
OTHER ASSETS LESS LIABILITIES-1.67%                  2,075,263
==============================================================
NET ASSETS-100.00%                                $124,562,375
______________________________________________________________
==============================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 04/30/01 was $2,238,614, which represented 1.80% of the Fund's net assets.
(b) Non-income producing security.
(c) Security fair valued in accordance with the procedures established by the Board of Directors.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $129,708,052)                                 $122,487,112
------------------------------------------------------------
Foreign currencies, at value (cost $119,436)         119,132
------------------------------------------------------------
Receivables for:
  Investments sold                                   198,788
------------------------------------------------------------
  Capital stock sold                               1,693,641
------------------------------------------------------------
  Dividends                                          349,597
------------------------------------------------------------
Investment for deferred compensation plan             16,377
------------------------------------------------------------
Other assets                                          23,931
============================================================
    Total assets                                 124,888,578
============================================================

LIABILITIES:

Payables for:
  Capital stock reacquired                           155,512
------------------------------------------------------------
  Deferred compensation plan                          16,377
------------------------------------------------------------
Accrued administrative services fees                   4,247
------------------------------------------------------------
Accrued distribution fees                             60,265
------------------------------------------------------------
Accrued directors' fees                                  841
------------------------------------------------------------
Accrued transfer agent fees                           55,295
------------------------------------------------------------
Accrued operating expenses                            33,666
============================================================
    Total liabilities                                326,203
============================================================
Net assets applicable to shares outstanding     $124,562,375
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 83,439,757
____________________________________________________________
============================================================
Class B                                         $ 34,816,127
____________________________________________________________
============================================================
Class C                                         $  6,306,491
____________________________________________________________
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      8,211,349
____________________________________________________________
============================================================
Class B:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      3,501,791
____________________________________________________________
============================================================
Class C:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                        634,596
____________________________________________________________
============================================================
Class A :
  Net asset value per share                     $      10.16
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.16 divided by
      94.50%)                                   $      10.75
____________________________________________________________
============================================================
Class B :
  Net asset value and offering price per
    share                                       $       9.94
____________________________________________________________
============================================================
Class C :
  Net asset value and offering price per
    share                                       $       9.94
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,607)                                        $   833,600
------------------------------------------------------------
Dividends from affiliated money market funds         273,032
------------------------------------------------------------
Interest                                              11,311
============================================================
    Total investment income                        1,117,943
============================================================

EXPENSES:

Advisory fees                                        620,080
------------------------------------------------------------
Administrative services fees                          24,932
------------------------------------------------------------
Custodian fees                                        92,997
------------------------------------------------------------
Distribution fees -- Class A                         151,611
------------------------------------------------------------
Distribution fees -- Class B                         185,583
------------------------------------------------------------
Distribution fees -- Class C                          32,547
------------------------------------------------------------
Transfer agent fees -- Class A                       255,645
------------------------------------------------------------
Transfer agent fees -- Class B                       109,902
------------------------------------------------------------
Transfer agent fees -- Class C                        19,274
------------------------------------------------------------
Directors' fees                                        5,198
------------------------------------------------------------
Other                                                114,649
============================================================
    Total expenses                                 1,612,418
============================================================
Less: Fees waived                                   (214,978)
------------------------------------------------------------
    Expenses paid indirectly                          (2,621)
============================================================
    Net expenses                                   1,394,819
============================================================
Net investment income (loss)                        (276,876)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           (5,912,384)
------------------------------------------------------------
  Foreign currencies                                (220,718)
============================================================
                                                  (6,133,102)
============================================================
Change in net unrealized appreciation of:
  Investment securities                            2,899,599
------------------------------------------------------------
  Foreign currencies                                   7,378
============================================================
                                                   2,906,977
============================================================
Net gain (loss) from investment securities and
  foreign currencies                              (3,226,125)
============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(3,503,001)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 and the year ended October 31, 2000 (Unaudited)

                                                               APRIL 30,      OCTOBER 31,
                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $   (276,876)   $   (871,076)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
     foreign currencies                                         (6,133,102)        880,704
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
     investment securities and foreign currencies                2,906,977     (29,176,045)
==========================================================================================
     Net increase (decrease) in net assets resulting from
      operations                                                (3,503,001)    (29,166,417)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                         (295,141)             --
------------------------------------------------------------------------------------------
  Class B                                                         (131,925)             --
------------------------------------------------------------------------------------------
  Class C                                                          (21,688)             --
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (8,471,815)     87,843,677
------------------------------------------------------------------------------------------
  Class B                                                       (3,135,351)     36,793,037
------------------------------------------------------------------------------------------
  Class C                                                         (283,246)      2,437,146
==========================================================================================
     Net increase (decrease) in net assets                     (15,842,167)     97,907,443
==========================================================================================

NET ASSETS:

  Beginning of period                                          140,404,542      42,497,099
==========================================================================================
  End of period                                               $124,562,375    $140,404,542
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $193,368,601    $205,259,013
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (304,132)        (27,256)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
     securities and foreign currencies                         (61,288,144)    (54,706,288)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
     securities and foreign currencies                          (7,213,950)    (10,120,927)
==========================================================================================
                                                              $124,562,375    $140,404,542
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.
 10

NOTES TO FINANCIAL STATEMENTS
April 30, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Asian Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund has a capital loss carryforward of $54,943,768 as of October 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2005.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the

    Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. For the six months ended April 30, 2001, AIM waived fees of $214,978.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2001, AIM was paid $24,932 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2001, AFS was paid $254,194 for such services.
    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $151,611, $185,583 and $32,547 respectively, as compensation under the Plans.
    AIM Distributors received commissions of $16,440 from sales of the Class A shares of the Fund during the six months ended April 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2001, AIM Distributors received $14,045 in contingent deferred sales charges imposed on redemptions of Fund shares.
    Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
    During the six months ended April 30, 2001, the Fund paid legal fees of $1,518 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the six months ended April 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,503 and reductions in custodian fees of $1,118 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $2,621.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES


The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2001 was $30,564,064 and $36,784,698, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities as of April 30, 2001 is as follows:

Aggregate unrealized appreciation of investment securities    $ 12,997,972
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (20,258,481)
==========================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                  $ (7,260,509)
__________________________________________________________________________
==========================================================================
Cost of investments for tax purposes is $129,747,621.


NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 2001 and the year ended October 31, 2000 were as follows:

                                                                     APRIL 30, 2001                OCTOBER 31, 2000
                                                              ----------------------------    --------------------------
                                                                SHARES          AMOUNT          SHARES         AMOUNT
                                                              -----------    -------------    ----------    ------------
Sold:
  Class A                                                      16,689,874    $ 169,345,556     8,636,312    $109,857,994
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,227,105       12,333,113     1,506,797      19,210,223
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,083,075       10,424,294       844,431      10,972,106
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                          23,853          260,234            --              --
------------------------------------------------------------------------------------------------------------------------
  Class B                                                          11,036          117,979            --              --
------------------------------------------------------------------------------------------------------------------------
  Class C                                                           1,947           20,816            --              --
========================================================================================================================
Issued in connection with acquisitions:*
  Class A                                                              --               --     5,417,888      76,520,172
------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --     2,222,098      30,887,919
------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --        35,470         492,438
========================================================================================================================
Reacquired:
  Class A                                                     (17,267,999)    (178,077,605)   (7,649,919)    (98,534,489)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,532,892)     (15,586,443)   (1,065,606)    (13,305,105)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,098,271)     (10,728,356)     (703,160)     (9,027,398)
========================================================================================================================
                                                                 (862,272)   $ (11,890,412)    9,244,311    $127,073,860
________________________________________________________________________________________________________________________
========================================================================================================================

* As of the close of business on June 9, 2000, the Fund acquired all the net assets of AIM New Pacific Growth Fund pursuant to a plan of reorganization approved by AIM New Pacific Growth Fund's shareholders on May 31, 2000. The acquisition was accomplished by a tax-free exchange of 7,675,456 shares of the Fund for 16,613,124 shares of AIM New Pacific Growth Fund outstanding as of the close of business on June 9, 2000. AIM New Pacific Growth Fund's net assets at that date of $107,900,529, including $11,869,606 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $77,097,622.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS A
                                                              ----------------------------------------------------
                                                              SIX MONTHS        YEAR ENDED        NOVEMBER 3, 1997
                                                                ENDED          OCTOBER 31,        (DATE OPERATIONS
                                                              APRIL 30,     ------------------     COMMENCED) TO
                                                               2001(a)      2000(a)    1999(a)    OCTOBER 31, 1998
                                                              ----------    -------    -------    ----------------
Net asset value, beginning of period                           $ 10.70      $10.76     $ 7.69         $ 10.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)      (0.07)     (0.03)           0.05
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.49)       0.01       3.14           (2.36)
==================================================================================================================
    Total from investment operations                             (0.50)      (0.06)      3.11           (2.31)
==================================================================================================================
Less distributions:
  Dividends from net investment income                              --          --      (0.04)             --
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.04)         --         --              --
==================================================================================================================
Net asset value, end of period                                 $ 10.16      $10.70     $10.76         $  7.69
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                  (4.73)%     (0.56)%    40.66%         (23.10)%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $83,440     $93,755    $25,420         $ 7,716
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.93%(c)    1.92%      1.92%           1.92%(d)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.26%(c)    2.06%      2.72%           4.88%(d)
==================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.21)%(c)  (0.57)%    (0.50)%          0.70%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                             25%         64%       142%             79%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $87,352,658.
(d)  Annualized.

                                                                                    CLASS B
                                                              ----------------------------------------------------
                                                              SIX MONTHS        YEAR ENDED        NOVEMBER 3, 1997
                                                                ENDED          OCTOBER 31,        (DATE OPERATIONS
                                                              APRIL 30,     ------------------     COMMENCED) TO
                                                               2001(a)      2000(a)    1999(a)    OCTOBER 31, 1998
                                                              ----------    -------    -------    ----------------
Net asset value, beginning of period                           $ 10.50      $10.65     $ 7.63         $ 10.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)      (0.17)     (0.13)          (0.01)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.48)       0.02       3.16           (2.36)
==================================================================================================================
    Total from investment operations                             (0.52)      (0.15)      3.03           (2.37)
==================================================================================================================
Less distributions:
  Dividends from net investment income                              --          --      (0.01)             --
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.04)         --         --              --
==================================================================================================================
Net asset value, end of period                                 $  9.94      $10.50     $10.65         $  7.63
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                  (5.02)%     (1.41)%    39.76%         (23.70)%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $34,816      $39,852    $12,070        $ 3,030
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.58%(c)    2.67%      2.79%           2.80%(d)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.91%(c)    2.76%      3.59%           5.75%(d)
==================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.86)%(c)  (1.32)%    (1.37)%         (0.18)%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                             25%         64%       142%             79%
__________________________________________________________________________________________________________________
==================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $37,424,289.
(d) Annualized.

                                                                                    CLASS C
                                                              ----------------------------------------------------
                                                              SIX MONTHS        YEAR ENDED        NOVEMBER 3, 1997
                                                                ENDED          OCTOBER 31,        (DATE OPERATIONS
                                                              APRIL 30,     ------------------     COMMENCED) TO
                                                               2001(a)      2000(a)    1999(a)    OCTOBER 31, 1998
                                                              ----------    -------    -------    ----------------
Net asset value, beginning of period                            $10.49      $10.63     $ 7.61         $ 10.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)      (0.17)     (0.13)          (0.01)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.47)       0.03       3.16           (2.38)
==================================================================================================================
  Total from investment operations                               (0.51)      (0.14)      3.03           (2.39)
==================================================================================================================
Less distributions:
  Dividends from net investment income                              --          --      (0.01)             --
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.04)         --         --              --
==================================================================================================================
Net asset value, end of period                                  $ 9.94      $10.49     $10.63         $  7.61
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                  (4.92)%     (1.32)%    39.86%         (23.90)%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $6,306      $6,797     $5,008         $   686
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.58%(c)    2.67%      2.79%           2.80%(d)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.91%(c)    2.76%      3.59%           5.75%(d)
==================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.86)%(c)  (1.32)%    (1.37)%         (0.18)%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                             25%         64%       142%             79%
__________________________________________________________________________________________________________________
==================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $6,563,372.
(d) Annualized.

NOTE 9-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Directors of the Company, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed PricewaterhouseCoopers LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended October 31, 2000. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended October 31, 2000 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended October 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.

    Neither the Fund nor anyone on its behalf consulted with PricewaterhouseCoopers LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

ABOUT YOUR FUND'S BOARD

The board of directors is elected by you to look after your interests as a mutual-fund shareholder. Directors' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

    Nine of your fund's 10 directors are independent. In other words, they have no affiliation with AIM except as independent fund directors charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as directors.

    Listed below are the members of the board of directors of your mutual fund and their respective titles.

BOARD OF DIRECTORS                                OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                  Robert H. Graham                        11 Greenway Plaza
Chairman, President and                           Chairman and President                  Suite 100
Chief Executive Officer                                                                   Houston, TX 77046
A I M Management Group Inc.                       Carol F. Relihan
                                                  Senior Vice President and Secretary     INVESTMENT ADVISOR
Bruce L. Crockett
Director                                          Gary T. Crum                            A I M Advisors, Inc.
ACE Limited;                                      Senior Vice President                   11 Greenway Plaza
Formerly Director, President, and                                                         Suite 100
Chief Executive Officer                           Edgar M. Larsen                         Houston, TX 77046
COMSAT Corporation                                Vice President
                                                                                          TRANSFER AGENT
Owen Daly II                                      Dana R. Sutton
Formerly Director                                 Vice President and Treasurer            A I M Fund Services, Inc.
Cortland Trust Inc.                                                                       P.O. Box 4739
                                                  Robert G. Alley                         Houston, TX 77210-4739
Albert R. Dowden                                  Vice President
Chairman of the Board of Directors,                                                       CUSTODIAN
The Cortland Trust and DHJ Media, Inc.; and       Melville B. Cox
Director, Magellan Insurance Company,             Vice President                          State Street Bank and Trust Company
Formerly Director, President and                                                          225 Franklin Street
Chief Executive Officer,                          Mary J. Benson                          Boston, MA 02110
Volvo Group North America, Inc.; and              Assistant Vice President and
Senior Vice President, AB Volvo                   Assistant Treasurer                     COUNSEL TO THE FUND

Edward K. Dunn Jr.                                Sheri Steward Morris                    Ballard Spahr
Chairman, Mercantile Mortgage Corp.;              Assistant Vice President and            Andrews & Ingersoll, LLP
Formerly Vice Chairman and President,             Assistant Treasurer                     1735 Market Street
Mercantile-Safe Deposit & Trust Co.; and                                                  Philadelphia, PA 19103
President, Mercantile Bankshares                  Juan E. Cabrera, Jr.
                                                  Assistant Secretary                     COUNSEL TO THE DIRECTORS
Jack M. Fields
Chief Executive Officer                           Jim A. Coppedge                         Kramer, Levin, Naftalis & Frankel LLP
Twenty First Century, Inc.;                       Assistant Secretary                     919 Third Avenue
Formerly Member                                                                           New York, NY 10022
of the U.S. House of Representatives              Renee A. Friedli
                                                  Assistant Secretary                     DISTRIBUTOR
Carl Frischling
Partner                                           P. Michelle Grace                       A I M Distributors, Inc.
Kramer, Levin, Naftalis & Frankel LLP             Assistant Secretary                     11 Greenway Plaza
                                                                                          Suite 100
Prema Mathai-Davis                                John H. Lively                          Houston, TX 77046
Formerly Chief Executive Officer,                 Assistant Secretary
YWCA of the U.S.A.
                                                  Nancy L. Martin
Lewis F. Pennock                                  Assistant Secretary
Partner
Pennock & Cooper                                  Ofelia M. Mayo
                                                  Assistant Secretary
Louis S. Sklar
Executive Vice President                          Lisa A. Moss
Hines Interests                                   Assistant Secretary
Limited Partnership
                                                  Kathleen J. Pflueger
                                                  Assistant Secretary

                                                  Stephen R. Rimes
                                                  Assistant Secretary

                                                  Timothy D. Yang
                                                  Assistant Secretary

THE AIM FAMILY OF FUNDS--Registered Trademark--

                            EQUITY FUNDS


  DOMESTIC EQUITY FUNDS            INTERNATIONAL/GLOBAL EQUITY FUNDS              A I M Management Group Inc. has provided
                                                                                  leadership in the mutual fund industry since
     MORE AGGRESSIVE                      MORE AGGRESSIVE                         1976 and managed approximately $154 billion in
                                                                                  assets for nine million shareholders,
AIM Small Cap Opportunities(1)     AIM Latin American Growth                      including individual investors, corporate
AIM Mid Cap Opportunities(1)       AIM Developing Markets                         clients and financial institutions, as of March
AIM Large Cap Opportunities(2)     AIM European Small Company                     31, 2001.
AIM Emerging Growth                AIM Asian Growth                                   The AIM Family of Funds--Registered
AIM Small Cap Growth(1)            AIM Japan Growth                               Trademark-- is distributed nationwide, and AIM
AIM Aggressive Growth              AIM International Emerging Growth              today is the eighth-largest mutual fund
AIM Mid Cap Growth                 AIM European Development                       complex in the United States in assets under
AIM Small Cap Equity               AIM Euroland Growth                            management, according to Strategic Insight, an
AIM Capital Development            AIM Global Aggressive Growth                   independent mutual fund monitor. AIM is a
AIM Constellation                  AIM International Equity                       subsidiary of AMVESCAP PLC, one of the world's
AIM Dent Demographic Trends        AIM Advisor International Value                largest independent financial services
AIM Select Growth                  AIM Worldwide Spectrum                         companies with $370 billion in assets under
AIM Large Cap Growth               AIM Global Trends                              management as of March 31, 2001.
AIM Weingarten                     AIM Global Growth
AIM Mid Cap Equity
AIM Value II                              MORE CONSERVATIVE
AIM Charter
AIM Value                                     SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                                 MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                       AIM New Technology
AIM Advisor Flex                   AIM Global Telecommunications and Technology
                                   AIM Global Infrastructure
    MORE CONSERVATIVE              AIM Global Resources
                                   AIM Global Financial Services
                                   AIM Global Health Care
                                   AIM Global Consumer Products and Services
                                   AIM Advisor Real Estate
                                   AIM Global Utilities

                                                MORE CONSERVATIVE

                            FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS

    MORE AGGRESSIVE                    MORE AGGRESSIVE

AIM Strategic Income               TAX-FREE FIXED-INCOME FUNDS
AIM High Yield II
AIM High Yield                     AIM High Income Municipal
AIM Income                         AIM Tax-Exempt Bond of Connecticut
AIM Global Income                  AIM Municipal Bond
AIM Floating Rate                  AIM Tax-Free Intermediate
AIM Intermediate Government        AIM Tax-Exempt Cash
AIM Limited Maturity Treasury
AIM Money Market                       MORE CONSERVATIVE

    MORE CONSERVATIVE

     When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000
     FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARDS LOGO APPEARS HERE]                       [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       AAG-SAR-1

A I M Distributors, Inc.